                                   AGREEMENT

     AGREEMENT, dated as of May 11, 1994, by and between Container Corporation of America, a Delaware corporation having an office at Jefferson Smurfit Center, 8182 Maryland Avenue, St. Louis, Missouri 63105 ("CCA"), Smurfit Paperboard, Inc., a Delaware corporation having an office at Jefferson Smurfit Centre, 8182 Maryland Avenue, St. Louis, Missouri 63105 ("SPI"), Smurfit International B.V., a Netherlands corporation having its legal seat at Amsterdam and an office at Strawinskylaan 2001, 1077 ZZ Amsterdam, The Netherlands ("SIBV"), Bankers Trust Company, a New York banking corporation having an office at 130 Liberty Street, New York, New York 10006 ("Bankers Trust"), as collateral trustee (in such capacity, the "Collateral Trustee") for the 1989 Secured Parties (as hereinafter defined), and Chemical Bank, a New York banking corporation having an office at 10 South LaSalle Street, Chicago, Illinois 60603-1907 ("Chemical"), as collateral agent (in such capacity, the "Collateral Agent") for the 1994 Secured Parties (as hereinafter defined).

                                  WITNESSETH:

     A. CCA and SPI have entered into an Operating Agreement, dated as of April 30, 1992 (the "Operating Agreement"), pursuant to which CCA provides certain services to SPI with respect to the SPI Assets (as defined therein), including the No. 2 linerboard machine located at CCA's paperboard mill in Fernandina Beach, Florida (the "Mill").

     B. CCA, SPI and the Collateral Trustee have entered into a Rights Agreement, dated as of April 30, 1992 (the "Rights Agreement"), with respect to the Mill and the SPI Assets. As security for the performance by SPI of its obligations under the Rights Agreement, SPI and the Collateral Trustee have entered into a Security Agreement, dated as of April 30, 1992 (the "SPI Security Agreement").

     C. In connection with the foregoing transactions, SIBV has entered into a letter agreement, dated as of April 30, 1992 (the "SIBV Guarantee" and, together with the Operating Agreement, the Rights Agreement and the SPI Security Agreement, the "Fernandina Agreements"), in favor of the Collateral Trustee.

     D. On or about the date hereof, a series of transactions are being effected which include, among other things, the following (the agreements referred to in clauses (i), (iii) and (iv) below being dated as of the date hereof): (i) CCA, Jefferson Smurfit Corporation, a Delaware corporation formerly named SIBV/MS Holdings, Inc. ("JSC"), and Jefferson Smurfit Corporation (U.S.), a Delaware corporation formerly named Jefferson Smurfit Corporation (together with CCA, the "Borrowers"), are entering into a Credit Agreement (as it may be amended or restated from time to time, the "1994 Credit Agreement") with the Collateral Agent and the lenders, agents and fronting banks named therein (the "1994 Secured Parties"),(ii) borrowing under the 1994 Credit Agreement and certain other funds are being used to refinance (the "Refinancing"), among other indebtedness, all indebtedness outstanding under (x) the Second Amended and Restated Credit Agreement, dated as of November 9, 1989, as amended, among JSC, the Borrowers, the lenders named therein, Bankers Trust as agent and Chemical and Bank of America National Trust and Savings Association as co-agents and (y) the Amended and Restated Note Purchase Agreement, dated as of December 14, 1989, as amended, among the Borrowers and the purchasers of the senior secured notes issued thereunder (the lenders referred to in clause (x) and the purchasers referred to in clause (y), collectively, the "1989 Secured Parties"), (iii) CCA, as mortgagor, and the Collateral Agent, are entering into a Term Loan and Revolving Credit Mortgage, Assignment of Rents, Security Agreement and Fixture Filing (as it may be amended from time to time, the "1994 CCA Mortgage") with respect to the Mill and (iv) CCA and certain of its affiliates, as grantors, and the Collateral Agent, are entering into a Security Agreement (as it may be amended from time to time, the "1994 Security Agreement") with respect to certain collateral, including all of CCA's rights in and to the Operating Agreement and the Rights Agreement.

     E. In connection with the actions referred to in paragraph D above, (i) the parties to the Fernandina Agreements desire to amend the Fernandina Agreements in certain respects and (ii) the Collateral Trustee desires to assign to the Collateral Agent all of its rights, and the Collateral Agent desires to assume all of the Collateral Trustee's obligations, under the Fernandina Agreements as so amended, upon the terms and subject to the conditions set forth herein.

     Accordingly, the parties hereto agree as follows:

     1. Effectiveness. This Agreement shall be deemed to take effect immediately prior to the Refinancing.

     2. General Provisions.

        (a) Any reference in any of the Fernandina Agreements to the Rights Agreement or to any other Fernandina Agreement shall be deemed to refer to the applicable Fernandina Agreement as amended and, with respect to the rights and obligations of the Collateral Trustee, assigned hereby.

        (b) When used in the Fernandina Agreements, the term "Collateral Trustee" shall be deemed to refer to the Collateral Agent as the Collateral Trustee's assignee. Any reference in any of The Fernandina Agreements to any of the 1989 Secured Parties shall be deemed to refer to the 1994 Secured Parties.

        (c) The notice provision in each of the Operating Agreement, Rights Agreement and the SPI Security Agreement is hereby amended by deleting the information with respect to Bankers Trust and Cahill Gordon & Reindel and inserting the following in its place:

           "Chemical Bank, as Collateral Agent
            10 South LaSalle Street
            23rd Floor
            Chicago, IL 60603-1907
            Attention: Jonathan E. Twichell

            with a copy to:

            Cravath, Swaine & Moore
            Worldwide Plaza
            825 Eighth Avenue
            New York, New York 10019-7475
            Attention: C. Allen Parker"

        (d) SPI's address in the notice provision in each of the Operating Agreement, Rights Agreement and SPI Security Agreement is hereby amended to read as follows:

            "Smurfit Paperboard, Inc.
            c/o Smurfit Packing Corporation
            Jefferson Smurfit Centre
            8182 Maryland Avenue
            St. Louis, Missouri 63105
            Attention: James B. Malloy"

     3. Other Amendments to Operating Agreement.

        (a) Section 5.01 of the Operating Agreement is hereby amended by deleting the term "Organization Agreement" and inserting the following in its place: "Stockholders Agreement, dated as of May 3, 1994, by and among Smurfit International B.V., a Netherlands corporation, The Morgan Stanley Leveraged Equity Fund II, L.P., a Delaware limited partnership, Jefferson Smurfit Corporation, a Delaware corporation formerly named SIBV/MS Holdings, Inc., and the other parties thereto (as it may be amended from time to time)."

        (b) The last sentence of Section 5.05 of the Operating Agreement is herby amended by (i) deleting the term "Class B" immediately prior to the word "Directors" and (ii) deleting the phrase", the Credit Agreement or the note Purchase Agreement" and inserting the following in its place: "or the Credit Agreement, dated as of May 11, 1994, among Jefferson Smurfit Corporation, a Delaware corporation formerly named SIBV/MS Holdings, Inc., Jefferson Smurfit Corporation (U.S.), a Delaware corporation formerly named Jefferson Smurfit Corporation, CCA and the lenders and other parties thereto (as it may be amended or restated from time to time)."

        (c) Section 7.04 of the Operating Agreement, and the penultimate sentence of Section 8.08 of the Operating Agreement, are each hereby amended to insert the following phrase immediately after the term "Organization Agreement":
"(as though such agreement were still in effect)".

     4. Other Amendments to Rights Agreement.

        (a) Each reference in the Rights Agreement (i) to the "CCA Mortgage", shall be deemed to refer to the 1994 CCA Mortgage, (ii) to the "CCA Security Agreement", shall be deemed to refer to the 1994 Security Agreement, (iii) to the "Credit Agreement", shall be deemed to refer to the 1994 Credit Agreement and (iv) to the "Agents", shall be deemed to refer to Chemical as administrative agent under the 1994 Credit Agreement.

        (b) The fourth sentence of Section 1.2 of the Rights Agreement is hereby amended and restated in its entirety, and a new sentence is inserted immediately thereafter, to read as follows:

     "Contemporaneously with the delivery of the Option Notice, SPI shall pay to the Collateral Trustee for deposit in a segregated, interest-bearing escrow account to be maintained by Collateral Trustee on terms reasonably satisfactory to SPI (the "Collateral Account"), $1,000,000 in cash, representing a downpayment (the "Downpayment") for the purchase of the Mill. Without limiting the generality of the foregoing, the Escrow Account shall (i) under no circumstances be commingled with any funds of Collateral Trustee or any other person; (ii) be maintained at the expense of CCA; (iii) be subject to instructions requiring that the funds on deposit therein be disbursed in accordance with (and only in accordance with) the terms of this Agreement; and (iv) be subject to a lien in favor of SPI to the extent of SPI's interest therein."

        (c) Section 1.6 of the Rights Agreement is hereby amended by deleting the name "Cahill Gordon & Reindel" and inserting the following in its place:
"Cravath, Swaine & Moore".

        (d) Section 1.8 of the Rights Agreement is hereby amended by deleting the term "Eurodollar Rate" and inserting the following in its place: "LIBO Rate".

        (e) The first sentence of Section 3.4 of the Rights Amendment is hereby amended by deleting from the end thereof the words "as provided in the Collateral Trust Agreement" and substituting therefor the word "thereon".

        (f) Section 3.5 of the Rights Agreement is hereby amended by deleting from the thirtieth and thirty-first lines thereof the words "as provided in the Collateral Trust Agreement" and substituting therefor the word "thereon".

        (g) Section 3.6 of the Rights Agreement is hereby amended and restated in its entirety to read as follows:

          "3.6 Proceeds of Transfer of Mill and/or SPI Property to Collateral Trustee or Secured Party. In the event that all of the Mill and the SPI Property is Transferred to Collateral Trustee or any Secured Party (or any agent or nominee of Collateral Trustee or any Secured Party) pursuant to the exercise by Collateral Trustee of its rights or remedies under the CCA Mortgage, the CCA Security Agreement, the SPI Security

     Agreement and/or this Agreement, Collateral Trustee shall (a) promptly upon the receipt thereof, deposit the aggregate proceeds of such Transfer less reasonable costs and expenses payable by Collateral Trustee in connection with any such Transfer in the Collateral Account (it being understood that the portion of the Transfer proceeds described in the following clause (b) shall be held for the sole benefit of SPI), and (b) promptly upon the determination of the Sale Value, in accordance with the provisions of this subsection and Section 5, pay to SPI an amount equal to the Sale Value, together with SPI's pro rara portion of any investment earnings that may have accrued thereon; provided, however, that the SPI Property shall not also be Transferred with the Mill pursuant to this subsection 3.6 unless at the time of such Transfer, SPI receives adequate security that it shall be paid, in respect of such Transfer, the Sale Value (together with any interest earnings thereon). Notwithstanding anything herein to the contrary, in the event that all or any portion of the Mill (but not the SPI
     Property) is Transferred to Collateral Trustee or any Secured Party
     (or any agent or nominee of Collateral Trustee or any Secured
     Party) pursuant to the exercise by Collateral Trustee of its rights or remedies under the CCA Mortgage and/or the CCA Security
     Agreement, then (a) Collateral Trustee shall deliver, or cause to be delivered, to SPI simultaneously with such Transfer a quit claim deed, in substantially the form of the Realty Deed, with respect to the Realty Improvements, if any (whereupon the term "SPI Property" shall be deemed to include the Realty Improvements, if any), and (b) all provisions of this Agreement with respect to the SPI Property (including, without limitation, subsections 3.2 and 3.4) shall thereafter continue in full force and effect. To the extent possible, the reconveyance of any such Realty Improvements shall be treated as a rescission of the original conveyance from SPI to CCA."

        (h) Section 5.3 of the Rights Agreement is hereby amended and restated in its entirety to read as follows:

          "5.3. Assumptions Applicable to Other Transfers Under Section
     3. In the event there has been any Transfer of the character specified in subsection 3.5, the Appraisers (taking into account the Appraisal Assumptions and the standards set forth in subsection
     5.2 to the extent appropriate) shall determine the respective values of all the property so Transferred and the Realty Improvements, if any, so Transferred (it being understood that to the extent that the Realty Improvements, if any, are comprised of Mill Improvements, the value thereof shall be deemed to be the depreciated book value (but not the depreciated value for tax purposes) of the Mill Improvements so Transferred). Each value referred to in this subsection 5.3 and each value referred to in subsection 5.2 with respect to any Transfer covered thereby, shall be an `Appraised Value.'"

        (i) Section 6.1(d) of the Rights Agreement is hereby amended and restated in its entirety to read as follows;

          "(d) By acceptance of the benefits provided under the Agreement, SPI acknowledges that Chemical Bank is acting as a lender and agent under the Credit Agreement, and SPI agrees that Chemical Bank (or any successor in its capacity as lender or agent) may perform all its obligations and take any action hereunder as though it were not a lender and agent under the Credit Agreement."

        (j) Section 6.3(a) of the Rights Agreement is hereby amended by deleting from the second and third lines thereof the words "or of any of the trusts created by the Collateral Trustee Agreement".

        (k) The first sentence of Section 6.3(b) of the Rights Agreement is hereby amended by deleting from the eighth line thereof the words "Trust Estate" and substituting therefor the words "Collateral Account".

        (l) Section 6.3(c) of the Rights Agreement is hereby amended by deleting from the penultimate and last lines thereof the words ", the Collateral Trust Agreement".

        (m) Section 6.4 of the Rights Agreement is hereby amended and restated in its entirety to read as follows:

          "6.4 Limitations on Duties of Collateral Trustee. Except as herein otherwise expressly provided, neither Collateral Trustee nor the Agents shall be under any obligation to take any action which Collateral Trustee or the Agents shall have the right to take or forbear from taking in their discretion under the provisions hereof or of any Security Document (as defined in the Credit Agreement).

        (n) Section 6.5 of the Rights Agreement is hereby amended by (i) deleting from the fourth line thereof the words "and the Collateral Trust Agreement" and (ii) deleting from the last line thereof the words "and therein".

        (o) Section 6.6 of the Rights Agreement is hereby deleted in its entirety and the words "[Intentionally Omitted]" substituted therefor.

        (p) Section 6.7 of the Rights Agreement is hereby amended by (i) inserting in the third line thereof, the words "and subsection 8.1" immediately after the words "subsection 3.10" and (ii) deleting from the fourth and fifth lines therrof the words "trust created by the Collateral Trust Agreement" and substituting therefor the words "Collateral Account".

        (q) Section 8.1 of the Rights Agreement is hereby amended and restated in it entirety to read as follows:

          "8.1 Certain Damages. In the event of a breach of this Agreement by Collateral Trustee, SPI agrees that it shall not have and hereby waives any right to seek specific performance and that it shall be entitled only to money damages in respect of any such breach; provided, however, that in no event shall the amount of such money damages exceed the sum of (i) the funds (if any) then on deposit in the Collateral Account plus (ii) the aggregate proceeds (other than those referred to in clause (i) realized by Collateral Trustee on behalf of the Secured Parties pursuant to the exercise of its remedies under or with respect to the Security Documents (as defined in the Credit Agreement), plus (iii) in each such case, any investment earnings that may have accrued thereon."

        (r) Section 8.2 of the Rights Agreement is hereby amended and restated in its entirety to read as follows:

          "8.2 Time Periods. At the request of SPI, Collateral Trustee (acting at the direction of the Required Lenders (as defined in the Credit Agreement)) shall be entitled to extend any time periods set forth in this Agreement for delivery of any item or the performance of any condition required under this Agreement."

        (s) Section 8.13 of the Rights Agreement is hereby amended by deleting from the seventh and eighth lines thereof the words "Collateral Trust Agreement" and substituting therefor the words "Credit Agreement".

     5. Other Amendments to SPI Security Agreement.

        (a) Section 1.2 of the SPI Security Agreement is hereby amended by (i) deleting the comma in the eighth line thereof and substituting the word "and" therefor and (ii) deleting from the eighth and ninth lines thereof the words "and the Collateral Trust Agreement".

        (b) Section 3.4 of the SPI Security Agreement is hereby amended by (i) deleting from the fourth line thereof the words "and Collateral Trust Agreement" and (ii) deleting from the seventh and eighth lines thereof the words "and in Sections 3.3 and 4.1 of the "Collateral Trust Agreement."

     6. Assignment and Assumption.

        (a) The Collateral Trustee hereby assigns to the Collateral Agent all of the Collateral Trustee's rights in and under the Fernandina Agreements as amended hereby. The Collateral Trustee hereby assigns to the Collateral Agent, and the Collateral Agent hereby assumes all liability with respect to and agrees to be solely responsible for, the Collateral Trustee's respective obligations to be performed or observed under each of the Fernandina Agreements as amended hereby and each of SPI, SIBV and CCA hereby releases Bankers Trust, individually and as Collateral Trustee, from all such obligations.

        (b) The Collateral Agent covenants and agrees that it will duly perform and observe all obligations assumed by it hereunder. In the event that the Collateral Agent shall fail to perform or observe any of the obligations assumed by it hereunder, SPI or, in the case of the SIBV Guarantee, SIBV, may proceed directly against the Collateral Agent for the enforcement thereof.

        (c) SPI and CCA, in the case of the Fernandina Agreements other than the SIBV Guarantee, hereby consent to the aforementioned assignment and assumption and agree to perform the Fernandina Agreements to which they are parties for the benefit of the Collateral Agent and the 1994 Secured Parties. SIBV, in the case of the SIBV Guarantee, hereby (i) consents to the aforementioned assignment and assumption, (ii) to the extent necessary under applicable law, confirms and repeats its obligations thereunder as if the SIBV Guarantee were repeated and incorporated herein verbatim as amended by the provisions of Section 2 hereof and expressly addressed to the Collateral Agent, and (iii) agrees to perform the SIBV Guarantee as so amended for the benefit of the Collateral Agent and the 1994 Secured Parties.

     7. Miscellaneous.

        (a) All filings and recordings reasonably requested by the Collateral Agent with respect to this Agreement and the Fernandina Agreements will be made promptly following the date hereof. It is intended that this Agreement be recorded in the land records of Nassau County, Florida and recorded or filed in all other places necessary to perfect or confirm the rights herein conferred upon the parties hereto.

        (b) Except as expressly set forth herein, this Agreement shall not, by implication or otherwise, limit, constitute a waiver of or otherwise affect the rights and remedies of the Collateral Agent or the other parties to the Fernandina Agreements, nor shall this Agreement alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained therein, and each of the Fernandina Agreements shall continue in full force and effect in accordance with the provisions thereof.

        (c) This Agreement may be executed in individual counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same instrument.

        (d) THE PROVISIONS OF THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

        (e) This Agreement may be modified only by an agreement in writing signed by the parties hereto or their respective successors in interest.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed as of the date first written above.


Signed, sealed and delivered              CONTAINER CORPORATION OF
in the presence of:                       AMERICA, a Delaware corporation


/s/ Richard P. Marra                      By: /s/ Patrick J. Moore
---------------------------------         ----------------------------------
Name: Richard P. Marra                    Name: Patrick J. Moore
                                          Title: Vice President


/s/ Michael E. Tierney
---------------------------------
Name: Michael E. Tierney                  (CORPORATE SEAL)



Signed, sealed and delivered              SMURFIT PAPERBOARD, INC.,
in the presence of:                       a Delaware corporation


                                          By:
---------------------------------         ----------------------------------
Name:                                     Name:
                                          Title:


---------------------------------
Name:                                     (CORPORATE SEAL)

STATE OF ____________ )
COUNTY OF ___________ )


     The foregoing instrument was acknowledged before me the 11 day of May, 1994, by Patrick J. Moore, the VP of CONTAINER CORPORATION OF AMERICA, a Delaware corporation, on behalf of the corporation. He/she is personally known to me or has produced Drivers Licence as identification.


                                          /s/ Christini Egan
                                          ----------------------------------
                                          Name:
                                          Title:
                                          Serial No.



STATE OF ____________ )
COUNTY OF ___________ )


     The foregoing instrument was acknowledged before me the __ day of ________, 1994, by ____________________, the __________ of SMURFIT PAPERBOARD, INC., a
Delaware corporation, on behalf of the corporation. He/she is personally known to me or has produced _______________ as identification.


                                          ----------------------------------
                                          Name:
                                          Title:
                                          Serial No.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed as of the date first written above.


Signed, sealed and delivered              CONTAINER CORPORATION OF
in the presence of:                       AMERICA, a Delaware corporation


                                          By:
---------------------------------         ----------------------------------
Name:                                     Name:
                                          Title:

---------------------------------
Name:                                     (CORPORATE SEAL)



Signed, sealed and delivered              SMURFIT PAPERBOARD, INC.,
in the presence of:                       a Delaware corporation


/s/ Mary Duda                             By: /s/ James B. Malloy
---------------------------------         ----------------------------------
Name: Mary Duda                           Name: James B. Malloy
                                          Title: Chairman and President


/s/ Michael E. Tierney
---------------------------------
Name: Michael E. Tierney                  (CORPORATE SEAL)

Signed and delivered                      SMURFIT INTERNATIONAL B.V.,
in the presence of:                       a Netherlands corporation


/s/ Illegible                             /s/ Rokin Corporate Services B.V.
----------------------------------        -----------------------------------
Name: Illegible                           Name: M. de Boer, N. Scholtens
                                          Title: Directors


/s/ S. Plat
----------------------------------
Name: S. Plat



Seen for legalisation by me, Hajo Bart Hendrik Kraak, civil law notary, officiating in Amsterdam, of the signatures of Messrs. Muus de Boer and Nicolaas Scholtens, personally known to me, who are jointly authorized to sign for and on behalf of Rokin Corporate Services B.V., with registered seat in Amsterdam, being a managing director of Smurfit International B.V. ("the Company"), Strawinskylaan 2001, 1077 ZZ Amsterdam, the Netherlands, and as such authorized to sign for and on behalf of the Company.


Amsterdam, May 6, 1994

[NOTARY SEAL]

STATE OF ____________ )
COUNTY OF ___________ )


     The foregoing instrument was acknowledged before me the __ day of ________, 1994, by ________________, the _________ of CONTAINER CORPORATION OF AMERICA, a Delaware corporation, on behalf of the corporation. He/she is personally known to me or has produced _______________ as identification.


                                          ----------------------------------
                                          Name:
                                          Title:
                                          Serial No.



STATE OF Missouri   )
COUNTY OF St. Louis )


     The foregoing instrument was acknowledged before me the 9th day of May, 1994, by James B. Malloy, the Chmn. & Pres. of SMURFIT PAPERBOARD, INC., a Delaware corporation, on behalf of the corporation. He/she is personally known to me or has produced _______________ as identification.


                                          /s/ Jacqueline C. Brockelmeyer
                                          ----------------------------------
                                          Name: Jacqueline C. Brockelmeyer
                                          Title: Notary



                                                    [NOTARY SEAL]

Signed, sealed and delivered              BANKERS TRUST COMPANY, a New
in the presence of:                       York banking corporation,
                                          as Collateral Trustee for the
                                          1989 Secured Parties


/s/ Illegible                             By: /s/ Mary Zadroga
---------------------------------         ----------------------------------
Name:                                     Name: Mary Zadroga
                                          Title: Vice President

/s/ Illegible
---------------------------------
Name:                                     (CORPORATE SEAL)



Signed, sealed and delivered              CHEMICAL BANK, a New York
in the presence of:                       banking corporation, as
                                          Collateral Agent for the
                                          1994 Secured Parties


                                          By:
---------------------------------         ----------------------------------
Name:                                     Name:
                                          Title:

---------------------------------
Name:                                     (CORPORATE SEAL)

STATE OF New York  )
COUNTY OF New York )


     The foregoing instrument was acknowledged before me the 10th day of May, 1994, by Mary Zadroga, the VP of BANKERS TRUST COMPANY, a New York banking corporation, on behalf of the corporation. He/she is personally known to me or has produced _______________ as identification.


                                          /s/ Peter Z. Sivere
                                          ----------------------------------
                                          Name:
                                          Title:
                                          Serial No.

                                          [NOTARY SEAL]


STATE OF __________ )
COUNTY OF _________ )


     The foregoing instrument was acknowledged before me the ___ day of _______, 1994, by _______________, the _____________ of CHEMICAL BANK, a New York banking corporation, on behalf of the corporation. He/she is personally known to me or has produced _______________ as identification.


                                          ----------------------------------
                                          Name:
                                          Title:
                                          Serial No.

Signed, sealed and delivered              BANKERS TRUST COMPANY, a New
in the presence of:                       York banking corporation,
                                          as Collateral Trustee for the
                                          1989 Secured Parties


                                          By:
---------------------------------         ----------------------------------
Name:                                     Name:
                                          Title:

---------------------------------
Name:                                     (CORPORATE SEAL)



Signed, sealed and delivered              CHEMICAL BANK, a New York
in the presence of:                       banking corporation, as
                                          Collateral Agent for the
                                          1994 Secured Parties


/s/ Illegible                             By: /s/ Illegible
---------------------------------         ----------------------------------
Name:                                     Name:
                                          Title:

/s/ Illegible
---------------------------------
Name:                                     (CORPORATE SEAL)

STATE OF ____________ )
COUNTY OF ___________ )


     The foregoing instrument was acknowledged before me the __ day of ________, 1994, by ________________, the _________ of BANKERS TRUST COMPANY, a New York banking corporation, on behalf of the corporation. He/she is personally known to me or has produced _______________ as identification.


                                          ----------------------------------
                                          Name:
                                          Title:
                                          Serial No.



STATE OF New York  )
COUNTY OF New York )


     The foregoing instrument was acknowledged before me the 10th day of May, 1994, by Brian Comiskey, the Vice President of CHEMICAL BANK, a New York banking corporation, on behalf of the corporation. He/she is personally known to me or has produced _______________ as identification.


                                          /s/ Frank J. Forlenza
                                          ----------------------------------
                                          Name:
                                          Title:
                                          Serial No.


                                                    [NOTARY SEAL]